UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2023

COMPASS DIGITAL ACQUISITION CORP.

(Exact name of registrant as specified in charter)

Cayman Islands	001-40912	N/A
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

3626 N Hall St
Suite 910
Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

(214) 526-4423

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CDAQ	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CDAQW	Nasdaq Global Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CDAQU	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Compass Digital Acquisition Corp., a Cayman Islands exempted company (the “Company”) with the Securities and Exchange Commission on August 21, 2023, on August 17, 2023, Compass Digital SPAC, LLC (“Sponsor”) entered into a term sheet (the “Term Sheet”) with HCG Opportunity, LLC (“HCG Opportunity”) to acquire certain securities held by Sponsor. As discussed further under Item 8.01 below, effective as of August 30, 2023, Sponsor and HCG Opportunity entered into a definitive agreement on terms substantially consistent with the Term Sheet, and on August 31, 2023, Sponsor and HCG Opportunity consummated the transactions contemplated thereby (the “Closing”). Concurrent with the Closing, on August 31, 2023, the Company entered into an amendment (the “Amendment”) to the existing Letter Agreement dated October 14, 2021 (the “Letter Agreement”) with Sponsor, HCG Opportunity and the Company’s former officers and directors party thereto (together with Sponsor, the “Insiders”). Pursuant to the Amendment, HCG Opportunity became a party to the Letter Agreement, and the parties acknowledged and agreed that (a) the Insiders would continue to be bound to the lock-up provisions of the Letter Agreement (including any amendment or waiver thereof agreed to by HCG Opportunity in connection with the Company’s initial business combination, provided that with respect to a portion of the securities held by Sponsor, such amendment or waiver reduces the term of the lock-up period or otherwise is more beneficial to the Insiders), and (b) certain other sections of the Letter Agreement would no longer be applicable to the Insiders.

The foregoing description of the Amendment is qualified in its entirely by reference to the full text of the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Closing, on August 31, 2023, all of the members of the Board of Directors (the “Board”) and officers of Compass Digital Acquisition Corp., a Cayman Islands exempted company (the “Company”), resigned, and the following persons were appointed to the following positions: (i) Daniel Hennessy - Chairman of the Board, (ii) Thomas Hennessy - Chief Executive Officer and Director, (iii) Nick Geeza - Chief Financial Officer, and (iv) Joseph Beck, Anna Brunelle, Kirk Hovde and Matt Schindel were each appointed as independent directors of the Company (Messrs. Hennessy, Hennessy, Beck, Hovde and Schindel and Ms. Brunelle being referred to collectively hereafter as the “New Directors”).

Biographies for each of the New Directors and Mr. Geeza are set forth below.

Daniel J. Hennessy, age 65, has served as Chairman and Chief Executive Officer of Hennessy Capital Investment Corp VI (Nasdaq: HCVI), or Hennessy VI, since September 2021. Mr. Hennessy is also the Managing Member of Hennessy Capital Group LLC, an alternative investment firm he established in 2013 that focuses on sustainable industrial technology and infrastructure sectors. He also served as Chairman and CEO of Hennessy Capital Investment Corp. V (NASDAQ: HCIC), or Hennessy V, from October 2020 until December 2022. Mr. Hennessy served as Chairman and CEO of Hennessy Capital Acquisition Corp. IV, or Hennessy IV, from March 2019 until its business combination with Canoo Holdings Ltd, which closed on December 21, 2020 and is now known as Canoo Inc. (NASDAQ: GOEV). Mr. Hennessy served as a director of SIRVA Worldwide Relocation & Moving from August 2018 until August 2022. He also served as a senior advisor to PropTech Investment Corporation II (NASDAQ: PTIC), a special purpose acquisition company targeting businesses in the real estate technology industry from 2021 and which closed its initial business combination with RW National Holdings (NASDAQ: SFR) in November 2022 and 7GC & Co. Holdings Inc. (NASDAQ:VII), a special purpose acquisition company targeting businesses in the technology industry since 2021 and Jaguar Global Growth Corporation I (NASDAQ: JGGC) a special purpose acquisition company targeting international real estate technology, since 2022. Mr. Hennessy previously served as senior advisor to PropTech Acquisition Corporation (NASDAQ: PTAC), a special purpose acquisition company targeting businesses in the real estate technology industry, which closed its initial business combination with Porch.com, Inc. in December 2020. From January 2017 to October 2018, Mr. Hennessy served as Chairman of the Board and Chief Executive Officer of Hennessy Capital Acquisition Corp. III, or Hennessy III, which merged with NRC Group Holdings, LLC, a global provider of environmental compliance and waste management services, and is currently a wholly-owned subsidiary of Republic Services, Inc (NYSE: RSG) and served as a director from January 2017 to October 2019. From

April 2015 to February 2017, Mr. Hennessy served as Chairman and CEO of Hennessy Capital Acquisition Corp. II, or Hennessy II, which merged with Daseke in February 2017 and is now known as Daseke, Inc. (NASDAQ: DSKE) and previously served as its Vice Chairman from February 2017 to June 2021. From September 2013 to February 2015, Mr. Hennessy served as Chairman of the Board and Chief Executive Officer of Hennessy Capital Acquisition Corp., or Hennessy I, which merged with School Bus Holdings Inc. in February 2015 and is now known as Blue Bird Corporation (NASDAQ: BLBD), and previously served as a director from September 2013 to April 2019. From 1988 to 2015, Mr. Hennessy served as a Partner at Code Hennessy & Simmons LLC (“CHS”), a Chicago based middle-market private equity investment firm he co-founded in 1988. Prior to forming CHS, Mr. Hennessy was employed by Citicorp from 1984 to 1988 as head of the Midwest Region for Citicorp Mezzanine Investments and Vice President and Team Leader with Citicorp Leveraged Capital Group. He began his career in 1981 in the oil and gas lending group at Continental Illinois National Bank (now Bank of America) where he was a Banking Officer. Mr. Hennessy holds a B.A. degree, magna cum laude, from Boston College and an M.B.A. from the University of Michigan Ross School of Business. Mr. Hennessy is well qualified to serve as director due to his experience in private equity and public and private company board governance, as well as his background in finance and his experience with Hennessy I, Hennessy II, Hennessy III, Hennessy IV, Hennessy V and Hennessy VI.

Thomas D. Hennessy, age 38, has served as a Managing Partner of Growth Strategies of Hennessy Capital Group, LLC, an alternative investment firm founded in 2013 that focuses on investing in industrial, infrastructure, real estate and climate technologies. Since March 2023, Mr. Hennessy has served as Chairman and Chief Executive Officer of two (NYSE: TWOA), a special purpose acquisition company, which in August 2023 entered and announced a definitive business combination agreement with LatAm Logistic Properties S.A., a leading developer, owner, and manager of institutional quality, class A industrial and logistics real estate in Central and South America. Since July 2023, Mr. Hennessy has served as a director of TortoiseEcofin Acquisition Corporation III (NYSE: TRTL), a special purpose acquisition company, which in August 2023 entered and announced a definitive business combination agreement with One Energy Enterprises Inc., a vertically integrated industrial power solutions company, and the largest installer of on-site, behind-the-meter, megawatt-scale, wind energy in the United States. Since February 2021, Mr. Hennessy has served as a director of Jaguar Global Growth Corporation I (Nasdaq: JGGC), a special purpose acquisition company, which in March 2023 entered and announced a definitive business combination agreement with GLAAM, Co., Ltd., a leading designer and manufacturer of architectural media display glass. Since December 2020, Mr. Hennessy has served as a director of 7GC & Co. Holdings Inc. (Nasdaq: VII), a special purpose acquisition company, which in August 2023 entered and announced an amended definitive business combination agreement Banzai International, Inc., a leading marketing technology company that provides data-driven marketing and sales solutions. Mr. Hennessy, in his role as Chairman, Co-Chief Executive Officer and President, has executed two SPAC business combinations, including (i) PropTech Acquisition Corporation’s business combination with Porch Group, Inc. (Nasdaq: PRCH) in 2020; and (ii) PropTech Investment Corporation II’s business combination with Appreciate Holdings, Inc. (Nasdaq: SFR) in 2022. Since 2021, Mr. Hennessy has also invested in numerous privately-held companies in his capacity as Managing Partner of Hennessy Capital Growth Partners, a growth equity fund that serves as a strategic capital and growth partner. Mr. Hennessy served from 2014 to 2019 as a Portfolio Manager of Abu Dhabi Investment Authority. Mr. Hennessy holds a B.A. degree from Georgetown University and an M.B.A. from the University of Chicago Booth School of Business. Mr. Hennessy is qualified to serve as a director of the Company due to his extensive experience with special purpose acquisition companies and his expertise in mergers and acquisitions.

Nick Geeza, age 38, has served as Head of Business Development of Hennessy Capital Growth Strategies, an alternative investment company, since April 2023 and as Chief Financial Officer of two (NYSE: TWOA), a special purpose acquisition company, since May 2023. Mr. Geeza previously served as Enterprise Sales Director for Capital Preferences, Ltd., a wealth technology platform focused on using behavioral economics to reveal client preferences and drive increased assets under management for global enterprise financial institutions, since March 2022. From November 2007 to March 2022, Mr. Geeza served as Senior Vice President in the Derivative Products Group at U.S Bank National Association, where he was responsible for developing and servicing client relationships in the National Corporate Banking Technology, Automotive and Insurance divisions. During his tenure, Mr. Geeza assisted in the development and successful implementation of a dynamic hedging platform, advised on compliance with U.S. GAAP accounting requirements, and negotiated International Swaps and Derivatives Association, Dodd-Frank, and collateral management documentation. Prior to U.S. Bank, Mr. Geeza worked at JP Morgan Chase & Co. in New York. Mr. Geeza graduated Cum Laude with a B.S. from Georgetown University and earned an MBA from the University of Chicago Booth School of Business.

M. Joseph Beck, age 37, has served as a director of two, a special purpose acquisition company since March 2023. Mr. Beck has served as director of Jaguar Global Growth Corporation I, a special purpose acquisition company targeting business operating primarily outside of the United States in the PropTech sector, since February 2021. Since December 2020, he has served as a director of 7GC & Co. Holdings Inc. (NASDAQ: VII), a special purpose acquisition company targeting the technology industry. From December 2020 to November 2022, he served as Co-Chief Executive Officer, Chief Financial Officer and director of PropTech Investment Corporation II. From July 2019 to December 2020, he served as Co-Chief Executive Officer, Chief Financial Officer and director of PTAC. Mr. Beck has served as a Managing Partner of Growth Strategies of Hennessy Capital Group LLC since July 2019. From August 2012 to July 2019, Mr. Beck served as a Senior Investment Manager of ADIA. From July 2008 to August 2012, Mr. Beck served as an analyst in the Investment Banking Division of Goldman, Sachs & Co. Mr. Beck holds a B.A. degree from Yale University. Mr. Beck is qualified to serve as a director of the Company due to his experience with public companies and capital markets.

Anna Brunelle, age 55, has served as the Chief Financial Officer of Ouster Inc., from August 2020 to May 2023, which completed a business combination with Colonnade Acquisition Corp., a special purpose acquisition company, in March 2021, and subsequently merged with Velodyne Lidar, Inc. (previously NASDAQ: VLDR) in February 2023. Ms. Brunelle has over 20 years of experience in finance, accounting, investor relations, corporate and business development, as well as business operations and analytics. She previously served as Chief Financial Officer of Kinestral Technologies from April 2018 through May 2020 and Chief Financial Officer and Interim Chief Operating Officer of Soylent from March 2016 through October 2017. She has also served as Chief Financial Officer of GlobalLogic, Chief Financial Officer of Tivo, Inc., and Senior Consultant for Deloitte & Touche, LLP. Ms. Brunelle currently serves as a director of Bolt Threads, Inc. and Hennessy VI and previously served as a director of Halio International from March 2019 through May 2020. During her tenure in leadership positions, she has worked on successful IPOs of technology companies and completed multiple private and public acquisitions and divestitures. Ms. Brunelle received her B.S. in Business Administration (accounting concentration) from California Polytechnic State University — San Luis Obispo. Ms. Brunelle is qualified to serve as a director due to her background in accounting and finance and her experience as the chief financial officer for both public and private companies and as a director.

Kirk Hovde, age 36, serves as Managing Principal & Head of Investment Banking at Hovde Group where he is responsible for leading the firm’s investment banking practice, as well as evaluating the financial and strategic options of financial institutions. In this capacity, Mr. Hovde performs financial analyses and valuations of banks and thrifts, assists in the facilitation of M&A transactions and capital offerings, and assesses the impact of national and regional trends on the financial services industry. Mr. Hovde is also a member of Hovde Group’s Management Operating Committee, which is tasked with the day-to-day management of the firm and implementation of the longer-term strategic plan and vision. Prior to joining Hovde Group, Mr. Hovde was with Deloitte & Touche LLP in Chicago, Illinois, where he provided assurance services to both public and private clients in a broad array of industries. These services primarily consisted of regular financial audit and Sarbanes-Oxley attestation engagements, but also included special projects for acquisitions and divestitures. Mr. Hovde, a native of Chicago, earned a Bachelor of Business Administration, double majoring in Accounting and Finance, Investment & Banking, from the School of Business at the University of Wisconsin, Madison. He is a Certified Public Accountant in the State of Illinois, has his series 7, 24, 63 and 79 FINRA licenses and has passed Level II of the CFA Program. Mr. Hovde is qualified to serve as a director due to his experience in finance, M&A and capital markets.

Matt Schindel, age 37, has served as a director of TortoiseEcofin Acquisition Corporation III, a special purpose acquisition company since July 2023. Mr. Schindel has more than 15 years of experience as an investor and operator of growth companies, including more than a decade in climate and renewable energy related businesses. From February 2020 to July 2023, he served as Chief Financial Officer at Snapdocs, a real estate software company that provides automation solutions for lenders, title companies, notaries, and other participants in real-estate transactions. Prior to Snapdocs, Mr. Schindel held various executive roles at Sunrun, Inc., the nation’s leading residential solar, storage, and energy services company. Mr. Schindel holds a Bachelor’s Degree from Harvard College. Mr. Schindel is qualified to serve as a director of the Company due to his experience with public companies and capital markets.

Item 8.01. Other Events.

Effective as of August 30, 2023, Sponsor and HCG Opportunity entered into a definitive securities purchase agreement on terms substantially consistent with the Term Sheet, and on August 31, 2023, Sponsor and HCG

Opportunity consummated the transactions contemplated thereby (the “Closing”). Pursuant to such securities purchase agreement, at the Closing on August 31, 2023 (among other things): (i) HCG Opportunity acquired 3,093,036 Class B ordinary shares and 4,645,398 private placement warrants of the Company (the “Private Placement Warrants”) from Sponsor; (ii) HCG Opportunity agreed to cause the Company to pay $300,000 in cash consideration upon closing of the Company’s initial business combination at Sponsor’s direction to entities or accounts as directed by Sponsor ; (iii) HCG Opportunity entered into a joinder to the Company’s existing Registration Rights Agreement; (iv) Sponsor assigned the existing Administrative Services Letter Agreement with the Company to HCG Opportunity; (v) as described above under Item 5.02, the directors and officers of the Company resigned, and each of the New Directors and officers designated by HCG Opportunity was appointed (as described above under Item 5.02); and (vi) the Company, HCG Opportunity and the Insiders entered into the Amendment to the Letter Agreement (as described above under Item 1.01). Following the Closing, Sponsor retained 2,217,086 Class B ordinary shares and no Private Placement Warrants.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

10.1	Amendment to Letter Agreement, dated as of August 31, 2023, by and among Compass Digital Acquisition Corp., HCG Opportunity, LLC, Compass Digital SPAC, LLC and the individuals party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2023	Compass Digital Acquisition Corp.

	By:	/s/ Thomas Hennessy
	Name:	Thomas Hennessy
	Title:	Chief Executive Officer